UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 25, 2022

Coupa Software Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-37901	20-4429448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street
San Mateo, CA 94402
(Address of principal executive offices, including zip code)
(650) 931-3200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COUP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On May 25, 2022, Coupa Software Incorporated (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 11, 2022.
Only stockholders of record as of the close of business on March 29, 2022, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 75,518,523 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. Present at the Annual Meeting, in person or by proxy, were stockholders who held 63,825,005 shares of the Company’s common stock, representing 84.52% of the eligible votes and constituting a quorum. In deciding all matters at the Annual Meeting, each stockholder was entitled to one vote for each share of common stock held as of the close of business on the record date.
The stockholders of the Company voted on the following proposals at the Annual Meeting:
1.To elect Robert Bernshteyn, Frank van Veenendaal and Kanika Soni to serve as Class III directors until the annual meeting held in 2025 and until their successors are duly elected and qualified.
2.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending January 31, 2023.
3.To approve, on an advisory (non-binding) basis, named executive officer compensation for the fiscal year ended January 31, 2022.
The voting results for each proposal brought before the Annual Meeting are detailed below.
Proposal 1: Stockholders elected each nominee to serve as a Class III director until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified. The voting results were as follows:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Robert Bernshteyn	43,621,188	14,791,328	5,412,489
Frank van Veenendaal	40,838,091	17,574,425	5,412,489
Kanika Soni	58,107,032	305,484	5,412,489

Proposal 2: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2023. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS
63,791,314	28,297	5,394

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3: Stockholders approved on an advisory (non-binding) basis the named executive officer compensation. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
52,317,640	6,058,810	36,066	5,412,489

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coupa Software Incorporated

	By:	/s/ Jon Stueve
Jon Stueve
Dated: May 27, 2022		Chief Legal Officer